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                                  EXHIBIT 99.2

                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
          (Subsections (a) and (b) of Section 1350, Chapter 63 of Title
                             18, United States Code)

     I, Glenn P. Muir, Chief Financial Officer of Hologic, Inc., a Delaware corporation (the "Company"), do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) that, to the best of my knowledge and belief:

     (1) The Annual Report on Form 10-K for the year ended September 28, 2002 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: December 23, 2002                             /s/ Glenn P. Muir
                                                     ---------------------------
                                                     Glenn P. Muir
                                                     Chief Financial Officer